UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2015

SOLAR POWER, INC.

(Exact name of registrant as specified in its charter)

California	000-50142	20-4956638
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3500 Douglas Boulevard, Suite 240

Roseville, California 95661-3875

(Address and telephone number of principal executive offices) (Zip Code)

(916) 770-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 30, 2015, the two proposals set forth below (the “Proposals”) were approved by the stockholders of Solar Power, Inc. (the “Company”). The Company previously established the close of business on October 26, 2015 as the record date (the “Record Date”) for determining stockholders entitled to submit written consents and set November 30, 2015 as the final date for receipt of written consents. Stockholders holding approximately 86.44% of the Company’s outstanding shares of common stock on the Record Date voted in favor of the first Proposal, as set forth below, and stockholders holding approximately 86.44% of the Company’s outstanding shares of common stock on the Record Date voted in favor of the second Proposal, as set forth below. Additional details of the Proposals can be found in SPI Energy Co., Ltd.’s (“SPI Energy”) registration statement on Form F-4 initially filed with the Securities and Exchange Commission (the “SEC”) on May 11, 2015, as amended (the “Registration Statement”) and the consent solicitation statement/prospectus filed with the SEC on November 6, 2015.

Proposal No. 1 — Approval and Adoption of the Second Amended and Restated Agreement and Plan of Merger and Reorganization

The stockholders voted to approve and adopt the Second Amended and Restated Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) dated October 30, 2015, by and among the Company, SPI Energy, an exempted company incorporated under the laws of the Cayman Islands that is currently a wholly-owned subsidiary of the Company, and SPI Merger Sub, Inc., a Delaware corporation that is currently a wholly-owned subsidiary of SPI Energy (“Merger Sub”), pursuant to which the Company will merge with and into Merger Sub, with Merger Sub changing its name to Solar Power, Inc., and (i) each ten (10) issued and outstanding shares of the common stock of the Company (other than any shares of the Company’s common stock that are “Dissenting Shares” as defined in the Merger Agreement) acquired prior to the time when the Registration Statement becomes effective will be converted into the right to receive one American depositary share, representing ten (10) SPI Energy ordinary shares, and (ii) issued and outstanding shares of the common stock of the Company (other than any shares of the Company’s common stock that are “Dissenting Shares” as defined in the Merger Agreement) acquired after the time when the Registration Statement becomes effective will receive SPI Energy ordinary shares, as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
542,645,726	134,411	341,240	-0-

Proposal No. 2 — Approval and Adoption of SPI Energy’s Amended and Restated Memorandum and Articles of Association

The stockholders voted to approve and adopt SPI Energy’s Amended and Restated Memorandum and Articles of Association, as set forth below:

Votes For	Votes Against	Abstain	Broker Non-Votes
542,650,726	127,276	343,375	-0-

The Company’s press release announcing the results of the votes is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Press release dated November 30, 2015 entitled “SPI and SPI Energy Announce Approval of Merger to Reorganize SPI as a Cayman Islands Company”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLAR POWER, INC.
a California Corporation

Dated: December 1, 2015	/s/ Amy Jing Liu
	Name:	Amy Jing Liu
	Title:	Chief Financial Officer

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